Mitch Gordic, ASSIGNMENT #7

FOR VALUE RECEIVED, the receipt of Two Thousand Seven Hundred and Fifty Dollars ($2,750.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **Khays Capital Resources Inc.**, with an address at **21 Regent Street, 2nd Floor, P.O. Box 364, Belize City, Belize, Business ID# 101001**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Zero Dollars ($0.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

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Mitch Gordic

Accepted and Agreed:

____
Authorized Signatory

Assignee Khays Capital Resources Inc.
Print Name: Eduardo Samaniego

Acknowledged by:

____
Garth Likes
Compass Biotechnolgies Inc.

Mitch Gordic. ASSIGNMENT #7

FOR VALUE RECEIVED, the receipt of Two Thousand Seven Hundred and Fifty Dollars ($2,750.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **Khays Capital Resources Inc.**, with an address at **21 Regent Street, 2nd Floor, P.O. Box 364, Belize City, Belize, Business ID# 101001**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Zero Dollars ($0.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

Mitch Gordic

Accepted and Agreed:

Authorized Signatory

Assignee Khays Capital Resources Inc.
Print Name: Eduardo Samaniego

Acknowledged by:

Garth Likes
Compass Biotechnologies' Inc.